Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2016	3/31/2015	% Chg

Operating Revenues
Service	$37,101	$28,962	28.1%
Equipment	3,434	3,614	-5.0%
Total Operating Revenues	40,535	32,576	24.4%

Operating Expenses
Cost of services and sales
Equipment	4,375	4,546	-3.8%
Broadcast, programming and operations	4,629	1,122	-
Other cost of services (exclusive of depreciation and amortization shown separately below)	9,396	8,812	6.6%
Selling, general and administrative	8,441	7,961	6.0%
Depreciation and amortization	6,563	4,578	43.4%
Total Operating Expenses	33,404	27,019	23.6%
Operating Income	7,131	5,557	28.3%
Interest Expense	1,207	899	34.3%
Equity in Net Income of Affiliates	13	-	-
Other Income (Expense) - Net	70	70	-
Income Before Income Taxes	6,007	4,728	27.1%
Income Tax Expense	2,122	1,389	52.8%
Net Income	3,885	3,339	16.4%
Less: Net Income Attributable to Noncontrolling Interest	(82)	(76)	-7.9%
Net Income Attributable to AT&T	$3,803	$3,263	16.5%

Basic Earnings Per Share Attributable to AT&T	$0.62	$0.63	-1.6%
Weighted Average Common Shares Outstanding (000,000)	6,172	5,203	18.6%

Diluted Earnings Per Share Attributable to AT&T	$0.61	$0.63	-3.2%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,190	5,219	18.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended
	3/31/2016	3/31/2015	% Chg
Business Solutions
Segment Operating Revenues
Wireless service	$7,855	$7,515	4.5%
Fixed strategic services	2,786	2,549	9.3%
Legacy voice and data services	4,338	4,754	-8.8%
Other service and equipment	859	846	1.5%
Wireless Equipment	1,771	1,893	-6.4%
Total Segment Operating Revenues	17,609	17,557	0.3%

Segment Operating Expenses
Operations and Support Expenses	10,802	11,073	-2.4%
Depreciation and amortization	2,508	2,342	7.1%
Total Segment Operating Expenses	13,310	13,415	-0.8%
Segment Operating Income	4,299	4,142	3.8%
Equity in Net Income of Affiliates	-	-	-
Segment Contribution	$4,299	$4,142	3.8%

Segment Operating Income Margin	24.4%	23.6%

Entertainment Group
Segment Operating Revenues
Video entertainment	$8,904	$1,871	-
High-speed internet	1,803	1,553	16.1%
Legacy voice and data services	1,313	1,612	-18.5%
Other service and equipment	638	624	2.2%
Total Segment Operating Revenues	12,658	5,660	-

Segment Operating Expenses
Operations and Support Expenses	9,578	4,859	97.1%
Depreciation and amortization	1,488	1,065	39.7%
Total Segment Operating Expenses	11,066	5,924	86.8%
Segment Operating Income (Loss)	1,592	(264)	-
Equity in Net Income (Loss) of Affiliates	3	(6)	-
Segment Contribution	$1,595	$(270)	-

Segment Operating Income Margin	12.6%	-4.7%

Consumer Mobility
Segment Operating Revenues
Service	$6,943	$7,297	-4.9%
Equipment	1,385	1,481	-6.5%
Total Segment Operating Revenues	8,328	8,778	-5.1%

Segment Operating Expenses
Operations and Support Expenses	4,912	5,541	-11.4%
Depreciation and amortization	922	1,002	-8.0%
Total Segment Operating Expenses	5,834	6,543	-10.8%
Segment Operating Income	2,494	2,235	11.6%
Equity in Net Income of Affiliates	-	-	-
Segment Contribution	$2,494	$2,235	11.6%

Segment Operating Income Margin	29.9%	25.5%

International
Segment Operating Revenues
Video entertainment	$1,130	$-	-
Wireless service	455	215	-
Wireless Equipment	82	21	-
Total Segment Operating Revenues	1,667	236	-

Segment Operating Expenses
Operations and Support Expenses	1,588	218	-
Depreciation and amortization	277	28	-
Total Segment Operating Expenses	1,865	246	-
Segment Operating Income (Loss)	(198)	(10)	-
Equity in Net Income of Affiliates	14	-	-
Segment Contribution	$(184)	$(10)	-

Segment Operating Income Margin	-11.9%	-4.2%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	3/31/2016	12/31/2015
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$10,008	$5,121
Accounts receivable - net of allowances for doubtful accounts of $697 and $704	16,070	16,532
Prepaid expenses	1,378	1,072
Other current assets	10,545	13,267
Total current assets	38,001	35,992
Property, Plant and Equipment - Net	123,454	124,450
Goodwill	104,651	104,568
Licenses	94,130	93,093
Customer Lists and Relationships - Net	17,197	18,208
Other Intangible Assets - Net	9,108	9,409
Investments in Equity Affiliates	1,594	1,606
Other Assets	15,503	15,346
Total Assets	$403,638	$402,672

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$8,399	$7,636
Accounts payable and accrued liabilities	26,169	30,372
Advanced billing and customer deposits	4,550	4,682
Accrued taxes	2,455	2,176
Dividends payable	2,955	2,950
Total current liabilities	44,528	47,816
Long-Term Debt	122,104	118,515
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	57,489	56,181
Postemployment benefit obligation	34,114	34,262
Other noncurrent liabilities	20,998	22,258
Total deferred credits and other noncurrent liabilities	112,601	112,701
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,414	89,763
Retained earnings	34,506	33,671
Treasury stock	(12,163)	(12,592)
Accumulated other comprehensive income	5,180	5,334
Noncontrolling interest	973	969
Total stockholders' equity	124,405	123,640
Total Liabilities and Stockholders' Equity	$403,638	$402,672

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
(Unaudited)
	Three Months Ended
	3/31/2016	3/31/2015

Operating Activities
Net income	$3,885	$3,339
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	6,563	4,578
Undistributed earnings from investments in equity affiliates	(13)	-
Provision for uncollectible accounts	374	285
Deferred income tax expense	1,346	252
Net gain from sale of investments, net of impairments	(44)	(33)
Changes in operating assets and liabilities:
Accounts receivable	627	739
Other current assets	612	408
Accounts payable and accrued liabilities	(4,006)	(1,817)
Retirement benefit funding	(140)	(140)
Other - net	(1,304)	(873)
Total adjustments	4,015	3,399
Net Cash Provided by Operating Activities	7,900	6,738

Investing Activities
Construction and capital expenditures:
Capital expenditures	(4,451)	(3,848)
Interest during construction	(218)	(123)
Acquisitions, net of cash acquired	(165)	(19,514)
Dispositions	81	8
Sales of securities, net	445	1,890
Net Cash Used in Investing Activities	(4,308)	(21,587)

Financing Activities
Issuance of long-term debt	5,978	16,572
Repayment of long-term debt	(2,296)	(596)
Issuance of treasury stock	89	8
Dividends paid	(2,947)	(2,434)
Other	471	(2,860)
Net Cash Provided by Financing Activities	1,295	10,690
Net increase (decrease) in cash and cash equivalents	4,887	(4,159)
Cash and cash equivalents beginning of year	5,121	8,603
Cash and Cash Equivalents End of Period	$10,008	$4,444

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended
	3/31/2016	3/31/2015	% Chg
Business Solutions Wireless Subscribers	75,771	66,945		13.2%
Postpaid	48,844	45,959		6.3%
Reseller	64	14		-
Connected Devices	26,863	20,972		28.1%

Business Solutions Wireless Net Adds	1,689	1,324		27.6%
Postpaid	133	297		-55.2%
Reseller	(22)	3		-
Connected Devices	1,578	1,024		54.1%

Business Wireless Postpaid Churn	1.02%	0.90%	12	BP

Consumer Mobility Subscribers	54,674	54,827		-0.3%
Postpaid	28,294	30,216		-6.4%
Prepaid	12,171	10,037		21.3%
Reseller	13,313	13,581		-2.0%
Connected Devices	896	993		-9.8%

Consumer Mobility Net Adds	92	(106)		-
Postpaid	(4)	144		-
Prepaid	500	98		-
Reseller	(378)	(269)		-40.5%
Connected Devices	(26)	(79)		67.1%

Consumer Mobility Postpaid Churn	1.24%	1.20%	4	BP
Total Consumer Mobility Churn	2.11%	2.04%	7	BP

Entertainment Group	51,748	34,175		51.4%
Video Connections	25,344	5,969		-
Satellite	20,112	-		-
U-verse	5,232	5,969		-12.3%

Video Net Adds	(54)	49		-
Satellite	328	-		-
U-verse	(382)	49		-

Broadband Connections	14,291	14,537		-1.7%
IP	12,542	11,796		6.3%
DSL	1,749	2,741		-36.2%

Broadband Net Adds	5	93		-94.6%
IP	186	413		-55.0%
DSL	(181)	(320)		43.4%

Total Wireline Voice Connections	12,113	13,669		-11.4%

AT&T International
Mexican Wireless Subscribers and Connections
Subscribers	9,213	5,728		60.8%
Net Adds	529	-		-
Total Churn	5.45%	-		-

Video Subscribers and Connections
Latin America Video Subscribers	12,436	-		-
Pan Americana	7,094	-		-
Brazil	5,342	-		-

Video Subscribers and Connections Net Adds
Latin America Video Subscribers	(73)	-		-
Pan Americana	28	-		-
Brazil	(101)	-		-

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended
	3/31/2016	3/31/2015	% Chg
AT&T Total Subscribers and Connections
AT&T Mobility Subscribers	130,445	121,772		7.1%
Postpaid	77,138	76,175		1.3%
Prepaid	12,171	10,037		21.3%
Branded	89,309	86,212		3.6%
Reseller	13,378	13,595		-1.6%
Connected Devices	27,758	21,965		26.4%

AT&T Mobility Net Adds	1,781	1,218		46.2%
Postpaid	129	441		-70.7%
Prepaid	500	98		-
Branded	629	539		16.7%
Reseller	(400)	(266)		-50.4%
Connected Devices	1,552	945		64.2%
M&A Activity, Partitioned Customers and Other Adjs.	24	-		-

AT&T Mobility Churn
Postpaid Churn	1.10%	1.02%	8	BP
Total Churn	1.42%	1.40%	2	BP

Other
Domestic Licensed POPs (000,000)	322	321		0.3%

Total Video Subscribers	37,808	5,993		-
Domestic	25,372	5,993		-
Pan Americana	7,094	-		-
Brazil	5,342	-		-

Total Video Net Adds	(125)	50		-
Domestic	(52)	50		-
Pan Americana	28	-		-
Brazil	(101)	-		-

Total Broadband Connections	15,764	16,097		-2.1%
IP	13,470	12,644		6.5%
DSL	2,294	3,453		-33.6%

Broadband Net Adds	(14)	69		-
IP	202	439		-54.0%
DSL	(216)	(370)		41.6%

Total Wireline Voice Connections	21,459	24,149		-11.1%

Total Wireless Subscribers	139,658	127,500		9.5%
Domestic Wireless Subscribers	130,445	121,772		7.1%
Mexican Wireless Subscribers	9,213	5,728		60.8%

Branded Subscribers	98,158	91,448		7.3%
Branded Net Adds	1,195	539		-

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$4,451	$3,848		15.7%
Interest during construction	$218	$123		77.2%
Dividends Declared per Share	$0.48	$0.47		2.1%
End of Period Common Shares Outstanding (000,000)	6,156	5,193		18.5%
Debt Ratio[1,2]	51.2%	51.5%	-30	BP
Total Employees	280,870	250,790		12.0%

[1]	Prior year amounts restated to conform to current period reporting methodology.
[2]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 1Q16, total switched access lines were 15,975.
Business Solutions and Consumer Mobility may not total to AT&T Mobility due to rounding.

Financial Data

AT&T Inc.
Supplemental AT&T Mobility Results
Dollars in millions
Unaudited
	Three Months Ended
	3/31/2016	3/31/2015	% Chg
AT&T Mobility
Operating Revenues
Service	$14,798	$14,812	-0.1%
Equipment	3,156	3,374	-6.5%
Total Operating Revenues	17,954	18,186	-1.3%

Operating Expenses
Operations and support expenses	10,624	11,472	-7.4%
Depreciation and amortization	2,056	2,005	2.5%
Total Operating Expenses	12,680	13,477	-5.9%
Operating Income	$5,274	$4,709	12.0%

Operating Income Margin	29.4%	25.9%

Financial Data

AT&T Inc.
Segment Supplemental
Dollars in millions except per share amounts

For the three months ended March 31, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income of Affiliates	Segment Contribution
Business Solutions	$17,609	$10,802	$6,807	$2,508	$4,299	$-	$4,299
Entertainment Group	12,658	9,578	3,080	1,488	1,592	3	1,595
Consumer Mobility	8,328	4,912	3,416	922	2,494	-	2,494
International	1,667	1,588	79	277	(198)	14	(184)
Segment Total	$40,262	$26,880	$13,382	$5,195	$8,187	$17	$8,204
Corporate and Other	273	377	(104)	17	(121)
Acquisition-related items	-	295	(295)	1,351	(1,646)
Certain Significant items	-	(711)	711	-	711
AT&T Inc.	$40,535	$26,841	$13,694	$6,563	$7,131

For the three months ended March 31, 2015
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income of Affiliates	Segment Contribution
Business Solutions	$17,557	$11,073	$6,484	$2,342	$4,142	$-	$4,142
Entertainment Group	5,660	4,859	801	1,065	(264)	(6)	(270)
Consumer Mobility	8,778	5,541	3,237	1,002	2,235	-	2,235
International	236	218	18	28	(10)	-	(10)
Segment Total	$32,231	$21,691	$10,540	$4,437	$6,103	$(6)	$6,097
Corporate and Other	345	234	111	20	91
Acquisition-related items	-	299	(299)	121	(420)
Certain Significant items	-	217	(217)	-	(217)
AT&T Inc.	$32,576	$22,441	$10,135	$4,578	$5,557

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted EBITDA and Margin[1]
Dollars in millions
Unaudited
	Three Months Ended
	March 31,
	2015	2016
Reported Operating Revenues	$32,576	$40,535

Reported Operating Income	$5,557	$7,131
Plus: Depreciation and Amortization	4,578	6,563
EBITDA[2]	$10,135	$13,694
Adjustments:
Wireless merger integration costs[3]	209	42
DIRECTV/Mexico merger integration costs[4]	89	254
Employee separation costs	217	25
Gain on transfer of wireless spectrum	-	(736)
Adjusted EBITDA	$10,650	$13,279
Adjusted EBITDA Margin*	32.7%	32.8%
[1] 2015 Adjusted EBITDA has been restated to reflect the change in accounting for customer set-up and installation costs.
[2] EBITDA is defined as operating income before depreciation and amortization.
[3] Adjustments include Operations and Support expenses for domestic wireless integration costs.
[4] Adjustments include DIRECTV merger integration costs and Operations and Support expenses for international wireless integration costs.

Adjusted EBITDA and Margin are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs.  Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted EBITDA, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Segment Reconciliation
Business Solutions Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16

Segment Operating Revenues
Total Segment Operating Revenues	$17,557	$17,664	$17,692	$18,214	$17,609

Segment Operating Income	4,142	4,232	4,297	3,721	4,299
Segment Operating Income Margin	23.6%	24.0%	24.3%	20.4%	24.4%
Plus: Depreciation and amortization	2,342	2,460	2,474	2,513	2,508
EBITDA[1]	$6,484	$6,692	$6,771	$6,234	$6,807
EBITDA as a % of Revenues	36.9%	37.9%	38.3%	34.2%	38.7%

Entertainment Group Segment EBITDA
	Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16

Segment Operating Revenues
Total Segment Operating Revenues	$5,660	$5,782	$10,858	$12,994	$12,658

Segment Operating Income	(264)	(196)	1,019	1,445	1,592
Segment Operating Income Margin	-4.7%	-3.4%	9.4%	11.1%	12.6%
Plus: Depreciation and amortization	1,065	1,065	1,389	1,426	1,488
EBITDA[1]	$801	$869	$2,408	$2,871	$3,080
EBITDA as a % of Revenues	14.2%	15.0%	22.2%	22.1%	24.3%

Entertainment Group Segment Adjusted Operating Revenues
				Three Months Ended
				3/31/15	3/31/16

Segment Operating Revenues				$5,660	$12,658
DIRECTV Operating Revenues[2]				6,456
Adjustments:
Other DIRECTV operations				88
Revenue recognition				95
Intercompany eliminations				(16)
Adjusted Total Segment Operating Revenues				$12,283	$12,658
YoY Growth					3.1%

[1] For AT&T, EBITDA is defined as operating income before depreciation and amortization. EBITDA differs from Segment Operating Income (Loss), as calculated in accordance with U.S. generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.
[2] Includes operating revenues for DIRECTV, as reported in DIRECTV's Form 10-Q for the period ended 3/31/15.
[3] Includes certain adjustments to conform to AT&T methodology and presentation and eliminate intercompany transactions.  Revenue recognition adjustment conforms DIRECTV's practice of recognizing revenue to be received under contractual commitments on a straight line basis over the minimum contract period to AT&T's method of limiting the revenue recognized to the monthly amounts billed.

Financial Data

AT&T Inc.
Non-GAAP Segment Reconciliation
Consumer Mobility Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16

Segment Operating Revenues
Total Segment Operating Revenues	$8,778	$8,755	$8,784	$8,749	$8,328
Segment Operating Income	2,235	2,619	2,743	2,141	2,494
Segment Operating Income Margin	25.5%	29.9%	31.2%	24.5%	29.9%
Plus: Depreciation and amortization	1,002	934	976	939	922
EBITDA[1]	$3,237	$3,553	$3,719	$3,080	$3,416
EBITDA as a % of Revenues	36.9%	40.6%	42.3%	35.2%	41.0%

International Segment EBITDA
	Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16

Segment Operating Revenues
Total Segment Operating Revenues	$236	$491	$1,526	$1,849	$1,667
Segment Operating Income	(10)	(131)	(83)	(259)	(198)
Segment Operating Income Margin	-4.2%	-26.7%	-5.4%	-14.0%	-11.9%
Plus: Depreciation and amortization	28	93	225	309	277
EBITDA[1]	$18	$(38)	$142	$50	$79
EBITDA as a % of Revenues	7.6%	-7.7%	9.3%	2.7%	4.7%

[1] For AT&T, EBITDA is defined as operating income before depreciation and amortization. EBITDA differs from Segment Operating Income (Loss), as calculated in accordance with U.S. generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Reconciliation - Supplemental
AT&T Mobility EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16

Operating Revenues
Service Revenues	$14,812	$15,115	$15,095	$14,815	$14,798
Equipment Revenues	3,374	3,189	3,234	4,071	3,156
Total Operating Revenues	$18,186	$18,304	$18,329	$18,886	$17,954
Operating Income	4,709	5,300	5,418	4,376	5,274
Operating Income Margin	25.9%	29.0%	29.6%	23.2%	29.4%
Plus: Depreciation and amortization	2,005	2,031	2,046	2,031	2,056
EBITDA[1]	$6,714	$7,331	$7,464	$6,407	$7,330
YoY Growth					9.2%
EBITDA as a % of Revenues	36.9%	40.1%	40.7%	33.9%	40.8%
EBITDA as a % of Service Revenues	45.3%	48.5%	49.4%	43.2%	49.5%

Mexico EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16

Operating Revenues
Total Operating Revenues	$236	$491	$581	$643	$537
Operating Income	(10)	(131)	(134)	(258)	(251)
Operating Income Margin	-4.2%	-26.7%	-23.1%	-40.1%	-46.7%
Plus: Depreciation and amortization	28	93	67	89	81
EBITDA[1]	$18	$(38)	$(67)	$(169)	$(170)
EBITDA as a % of Revenues	7.6%	-7.7%	-11.5%	-26.3%	-31.7%

[1] For AT&T, EBITDA is defined as operating income before depreciation and amortization. EBITDA service margin is calculated as EBITDA divided by service revenues. EBITDA differs from Segment Operating Income (Loss), as calculated in accordance with U.S. generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS[1]
Unaudited
	Three Months Ended
	March 31,
	2015	2016

Reported Diluted EPS	$0.63	$0.61
Adjustments:
Amortization of intangible assets	0.01	0.14
Merger and integration costs[2]	0.04	0.03
Tax-related item	(0.05)	-
Gain on transfer of wireless spectrum	-	(0.08)
Other[3]	0.02	0.02
Adjusted Diluted EPS	$0.65	$0.72
Year-over-year growth - Adjusted		10.8%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,219	6,190

[1] 2015 Adjusted Diluted EPS has been restated to reflect the change in accounting for customer set-up and installation costs.
[2] Adjustments include DIRECTV merger and integration costs, domestic and international wireless merger and integration costs.
[3] Other adjustments include employee separation costs and other costs.

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses, and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Sum of components may not tie due to rounding.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Capital Investment
Dollars in millions
Unaudited
		Three Months
		Ended
		March 31,
		2016

Reported construction and capital expenditures		$4,669
Add: Vendor financing for capital investments in Mexico		43
Capital Investment		$4,712

Free Cash Flow
Dollars in millions
Unaudited
	Three Months Ended
	March 31,
	2015	2016

Net cash provided by operating activities	$6,738	$7,900
Less: Construction and capital expenditures	(3,971)	(4,669)
Free Cash Flow	$2,767	$3,231

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended
	March 31,
	2015	2016

Net cash provided by operating activities	$6,738	$7,900
Less: Construction and capital expenditures	(3,971)	(4,669)
Free Cash Flow	2,767	3,231
Less: Dividends paid	(2,434)	(2,947)
Free Cash Flow after Dividends	$333	$284

Capital Investment is a non-GAAP financial measure calculated by including financing arrangements for capital improvements of the wireless network in Mexico. These favorable payment terms are considered vendor financing arrangements and are reported as repayments of debt instead of capital expenditures. Management believes that Capital Investment provides relevant and useful information to investors and other users of our financial data in evaluating the investment in our business.

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures.  Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends.  We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of the cash generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Annualized Net-Debt-to-Adjusted-EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/16	YTD 2016

Operating Revenues	40,535	40,535
Operating Expenses	33,404	33,404
Total Operating Income	7,131	7,131
Add Back Depreciation and Amortization	6,563	6,563
Consolidated EBITDA	13,694	13,694
Add Back:
Wireless merger integration costs[1]	42	42
DIRECTV/Mexico merger integration costs[2]	254	254
Gain on transfer of wireless spectrum	(736)	(736)
Total Adjusted Consolidated EBITDA	13,254	13,254
Annualized Adjusted Consolidated EBITDA		$53,016
End-of-period current debt		8,399
End-of-period long-term debt		122,104
Total End-of-Period Debt		130,503
Less Cash and Cash Equivalents		10,008
Net Debt Balance		$120,495
Annualized Net-Debt-to-Adjusted-EBITDA Ratio		2.27

[1] Adjustments include Operations and Support expenses for domestic wireless integration costs.

[2] Adjustments include DIRECTV merger and integration costs and Operations and Support expenses for international wireless integration costs.

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data.  Net debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA. Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Income and Margin[1]
Dollars in millions
Unaudited
	Three Months Ended
	March 31,
	2015	2016
Operating Revenues	$32,576	$40,535

Reported Operating Income	$5,557	$7,131
Adjustments:
Amortization of intangible assets	50	1,351
Wireless merger integration costs[2]	209	42
DIRECTV/Mexico merger integration costs[3]	89	254
Employee separation costs	217	25
Gain on transfer of wireless spectrum	-	(736)
Adjusted Operating Income	$6,122	$8,067
Adjusted Operating Income Margin*	18.8%	19.9%

[1] 2015 Adjusted Operating Income and Margin have been restated to reflect the change in accounting for customer set-up and installation costs.
[2] Adjustments include Operations and Support expenses for domestic wireless integration costs.
[3] Adjustments include DIRECTV merger integration costs and Operations and Support expenses for international wireless integration costs.

Adjusted Operating Income and Margin are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs.  Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Income and Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Income and Margin, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted Operating Income Margin is calculated by dividing Adjusted Operating Income by Operating Revenues.